UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

Orion Bliss Corp.
.(Exact name of registrant as specified in its charter)

Nevada	333-257326	98-1591444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ashdod, Kalonite 9-57 Israel	7724233
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (849) 859-3819

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common	COSG	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Officers and Director Resignation

On February 23, 2023, Marina Konstantinova resigned as a member of the Board of Directors of Orion Bliss Corp. (the “Company”) effective immediately. Alexandra Solomovskaya was appointed on February 23, 2023 as the Executive Chairman and member of the Board of Directors of the Company. Marina Konstantinova resignation was as a result of the Company’s desire to reduce costs and increase internal efficiency and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On February 23, 2023 Marina Konstantinova resigned as the Company’s Interim Chief Executive Officer and Interim Chief Financial Officer. Alexandra Solomovskaya was appointed as the Company’s Interim Chief Executive Officer and Interim Chief Financial Officer on February 23, 2023. Marina Konstantinova resigned as a result of the Company’s desire to reduce costs and increase internal efficiency and not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On February 23, 2023, Alexandra Solomovskaya the Company’s Executive Vice President and a member of the Company’s Board of Directors, agreed to act as the Company’s Interim Chief Executive Officer and Interim Chief Financial Officer. Alexandra Solomovskaya, age 38, was appointed as Executive Vice President of the Company and a member of the Board of Directors of the Company on February 23, 2023.

From 2013 to 2016 Alexandra Solomovskaya worked as a sales agent at Cellcom Israel Ltd.

(Sales), Israel

Established beneficial professional networks and partnerships to gain insight and campaign support resulting in long-term business relationships.

From 2016 to 2023, Alexandra Solomovskaya served as the Chief Executive Officer at Bezeq Telecomunications.

(Sales), Israel

Used company troubleshooting resolution tree to evaluate technical problems while leveraging personal expertise to find appropriate solutions. Offered advice and assistance to customers, paying attention to special needs or wants.

Accomplishments

Used Microsoft Excel, Word to develop inventory-tracking spreadsheets.

Resolved product issue through consumer testing.

Collaborated with team of many customers, auditors, legal services to complete processes in timely manner.

Certifications

Certified Public Accountant/ Edgar agent

Sales-force

First Aid/CPR Certified

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cosmos Group Holdings, Inc.

Date: February 23, 2023	By:	/s/ Alexandra Solomovskaya
Alexandra Solomovskaya
Chief Executive Officer

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